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                                                    June 4, 1996
          AMRESCO Residential Securities Corporation Series 1996-3
             DESCRIPTION OF INITIAL GROUP I MORTGAGE LOANS
                       2,092 loans for $212.5 mm



 Gross Mortgage      %             Original LTV     %
 Interest Rate
 Wtd Avg           9.862           WTD Avg LTV     73.28
 6.50 - 8.00%      0.29            5 - 50%          5.27
 8.00 - 8.50      10.98            50 - 60          6.34
 8.50 - 9.00      15.30            60 - 65          6.80
 9.00 - 9.50      13.82            65 - 70         11.24
 9.50 - 10.00     28.33            70 - 75         26.64
 10.00 - 10.50     8.56            75 - 80         30.64
 10.50 - 11.00    12.64            80 - 85         10.65
 11.00 - 11.50     3.64            85 - 90          2.43
 11.50 - 12.00     3.30
 12.00 - 15.00     3.17             Occupancy        %
                                   Status
                                   Owner           90.19
 Age              %                Non-Owner        9.81
 Wtd Avg          1.824
 Less than 6 m    100.00
                                   Property Type    %
 Remaining        %                Single Family    88.65
 Months
 WAM              346              PUD              3.14
 48 - 60          0.04             Townhouses       0.10
 108 - 120        0.44             Condominium      2.55
 168 - 180        4.62             Mobile Homes     0.12
 228 - 240        2.29             2 - 4 Units      5.24
 348 - 360       92.60             Other            0.20

 Principal        %                State                   %
 Balance                           Concentration
 0 - 50M          6.58             California      62.71
 50 - 100         30.33            Washington       4.45
 100 - 150        31.08            Colorado         4.15
 150 - 200        14.01            Others           28.69
 200 - 250        7.84
 250 - 300        4.78
 300 - 350        2.29
 350 - 500        3.10

       AMRESCO Residential Securities Corporation Series 1996-3
            DESCRIPTION OF INITIAL GROUP II MORTGAGE LOANS
                        387 loans for $38.8 mm


 Gross Mortgage          %         Original LTV            %
 Interest Rate
 Wtd Avg          9.911            WTD Avg LTV      73.69
 6.00 - 7.50%     1.85             under 50%         3.53
 7.50 - 8.00      3.90             50 - 60           6.79
 8.00 - 8.50      7.54             60 - 65           6.46
 8.50 - 9.00     17.39             65 - 70          13.55
 9.00 - 9.50     15.41             70 - 75          33.81
 9.50 - 10.00    15.61             75 - 80          22.70
 10.00 - 10.50   14.01             80 - 85           8.36
 10.50 - 11.00    7.83             85 - 90           4.70
 11.00 - 11.50    5.31
 11.50 - 12.00    4.16             Occupancy               %
 12.00 - 15.00    7.00             Status
                                   Owner Occupied   94.12
                                   Non-owner        5.88
                                   Occupied
 Gross Margin            %
 Wtd Avg          6.203            Age              %
 3.50 - 4.00      1.04             Less than 6 m    100.00
 4.00 - 4.25      1.03
 4.25 - 4.50      1.55             Next Adjustment  %
                                   Date
 4.50 - 5.00      8.53             WTD Avg MTR      8.68
 5.00 - 5.50      8.27             08/01/96         0.48
 5.50 - 5.75      6.98             09/01/96         1.79
 5.75 - 6.00      7.49             10/01/96        13.69
 6.00 - 6.25      8.27             11/01/96        37.07
 6.25 - 6.50     11.11             12/01/96        26.16
 6.50 - 6.75     12.14             03/01/98         3.08
 6.75 - 7.00     10.08             04/01/98         8.60
 7.00 - 7.25     20.16             05/01/98         8.49
 7.25 - 8.25      3.36             06/01/98         0.64

 LifeTime Caps      %             Property Type      %
 WAM              16.909           Single Family    82.26
 13.00 - 15.50%   11.11            PUD              9.75
 15.50 - 16.00    13.44            Apartments 2 -   5.57
                                   4 Units
 16.00 - 16.50    12.14            Condominium      1.82
 16.50 - 17.00    15.25            Mobile Homes     0.50
 17.00 - 17.50    13.95            Other            0.11
 17.50 - 18.00    10.08
 LifeTime Caps
 (cont'd)
 18.00 - 18.50    6.46             State               %
                                   Concentration
 18.50 - 19.00    4.65             California       35.90
 19.00 - 19.50    3.62             Colorado          8.59
 19.50 - 22.00    9.31             Washington        6.42
                                   Illinois          6.09
 Remaining          %              Utah              6.04
 Months
 WAM              356
 108 - 120        .26
 168 - 180        .70
 228 - 240        .52
 348 - 360      98.52

 Principal         %
 Balance
   0 - 50M        7.12
  50 - 100       31.07
 100 - 150       28.25
 150 - 200       14.03
 200 - 250        5.97
 250 - 300        5.03
 300 - 350        5.12
 350 - 500        3.40